Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

SAAS, PAAS AND IAAS CLOUD REVENUE UP 45% to $516 MILLION

SOFTWARE AND CLOUD REVENUE UP 5% TO $7.3 BILLION

REDWOOD SHORES, Calif., December 17, 2014 — Oracle Corporation (NYSE: ORCL) today announced that fiscal 2015 Q2 Total Revenues were up 3% to $9.6 billion. Software and Cloud Revenues was up 5% to $7.3 billion. Cloud software-as-a-service (SaaS), platform-as-a-service (PaaS) and infrastructure-as-a-service (IaaS) revenue was up 45% to $516 million. Hardware Systems revenues were up 1% to $1.3 billion. GAAP operating income was up 4% to $3.5 billion, and the GAAP operating margin was 37%. Non-GAAP operating income was up 3% to $4.4 billion, and the non-GAAP operating margin was 46%. GAAP net income was down 2% to $2.5 billion while non-GAAP net income was down 1% to $3.1 billion. GAAP earnings per share were $0.56, unchanged from last year, while non-GAAP earnings per share were up 1% at $0.69. GAAP operating cash flow on a trailing twelve-month basis was $15.3 billion.

Without the impact of the US dollar strengthening compared to foreign currencies, Oracle’s reported Q2 GAAP and non-GAAP earnings per share would have been up 5%; Q2 Total Revenues would have been up 7%; Software and Cloud revenues would have been up 8%; and Hardware Systems revenues would have been up 4%.

“We continue to deliver industry-leading operating margins and cash flow even after adding the thousands of specialized sales people and engineers necessary to accelerate the growth of our new cloud businesses,” said Oracle CEO, Safra Catz.

“Total Q2 new cloud bookings grew at a rate of more than 140%,” said Oracle CEO, Mark Hurd. “We now have over 600 ERP Fusion Cloud customers – that’s five-times more ERP customers than Workday.”

“By Q4 of this year we expect our new cloud bookings to exceed $250 million,” said Oracle Chairman and Chief Technology Officer Larry Ellison. “Next fiscal year our new cloud bookings will be well over the billion dollars mark.”

The Board of Directors also declared a quarterly cash dividend of $0.12 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on January 7, 2015, with a payment date of January 28, 2015.

Q2 Fiscal 2015 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q2 results and Fiscal 2015 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Pass Code: 46975514.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our new cloud bookings and new cloud sales, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, geopolitical and market conditions, including the continued slow economic recovery in the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (3) Our cloud computing strategy, including our Oracle Cloud Software-as-a-Service, Platform-as-a-Service, Infrastructure-as-a-Service and our new

Database as a Service offerings, may not be successful. (4) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of December 17, 2014. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q2 FISCAL 2015 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2014	% of Revenues		2013	% of Revenues
REVENUES
New software licenses	$2,045	21%		$2,121	23%		(4%	)	0%
Cloud software-as-a-service and platform-as-a-service	361	4%		259	2%		39%		41%
Cloud infrastructure-as-a-service	155	1%		97	1%		60%		62%
Software license updates and product support	4,768	50%		4,516	49%		6%		9%

Software and Cloud Revenues	7,329	76%		6,993	75%		5%		8%

Hardware systems products	717	8%		714	8%		0%		4%
Hardware systems support	617	6%		609	6%		1%		5%

Hardware Systems Revenues	1,334	14%		1,323	14%		1%		4%

Services Revenues	935	10%		959	11%		(3%	)	1%

Total Revenues	9,598	100%		9,275	100%		3%		7%

OPERATING EXPENSES
Sales and marketing	1,897	20%		1,877	20%		1%		4%
Cloud software-as-a-service and platform-as-a-service	165	2%		104	1%		58%		60%
Cloud infrastructure-as-a-service	87	1%		76	1%		15%		17%
Software license updates and product support	296	3%		285	3%		4%		8%
Hardware systems products	369	4%		369	4%		0%		4%
Hardware systems support	218	2%		214	2%		2%		5%
Services	764	8%		759	8%		1%		4%
Research and development	1,389	14%		1,273	14%		9%		10%
General and administrative	272	3%		262	3%		4%		5%
Amortization of intangible assets	568	6%		577	6%		(2%	)	(2%	)
Acquisition related and other	(20)	0%		17	0%		(224%	)	(221%	)
Restructuring	51	0%		52	1%		(2%	)	3%

Total Operating Expenses	6,056	63%		5,865	63%		3%		6%

OPERATING INCOME	3,542	37%		3,410	37%		4%		9%
Interest expense	(282)	(3%	)	(230)	(2%	)	23%		23%
Non-operating income, net	9	0%		23	0%		(61%	)	(56%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	3,269	34%		3,203	35%		2%		7%

Provision for income taxes	767	8%		650	7%		18%		24%

NET INCOME	$2,502	26%		$2,553	28%		(2%	)	3%

EARNINGS PER SHARE:
Basic	$0.57			$0.56
Diluted	$0.56			$0.56
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,417			4,535
Diluted	4,505			4,600

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended November 30, 2014 compared with the corresponding prior year period decreased our revenues by 4 percentage points, operating expenses by 3 percentage points and operating income by 5 percentage points.

ORACLE CORPORATION

Q2 FISCAL 2015 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2014 GAAP	Adj.	2014 Non-GAAP	2013 GAAP	Adj.	2013 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4) (5)	$9,598	$10	$9,608	$9,275	$8	$9,283	3%		3%		7%		7%

TOTAL SOFTWARE AND CLOUD REVENUES (3) (4)	$7,329	$8	$7,337	$6,993	$4	$6,997	5%		5%		8%		8%
New software licenses	2,045	—	2,045	2,121	—	2,121	(4%	)	(4%	)	0%		0%
Cloud software-as-a-service and platform-as-a-service (3)	361	3	364	259	3	262	39%		39%		41%		41%
Cloud infrastructure-as-a-service	155	—	155	97	—	97	60%		60%		62%		62%
Software license updates and product support (4)	4,768	5	4,773	4,516	1	4,517	6%		6%		9%		9%
TOTAL HARDWARE SYSTEMS REVENUES (5)	$1,334	$2	$1,336	$1,323	$4	$1,327	1%		1%		4%		4%
Hardware systems products	717	—	717	714	—	714	0%		0%		4%		4%
Hardware systems support (5)	617	2	619	609	4	613	1%		1%		5%		4%

TOTAL OPERATING EXPENSES	$6,056	$(839)	$5,217	$5,865	$(828)	$5,037	3%		4%		6%		6%
Stock-based compensation (6)	240	(240)	—	182	(182)	—	32%		*		32%		*
Amortization of intangible assets (7)	568	(568)	—	577	(577)	—	(2%	)	*		(2%)		*
Acquisition related and other	(20)	20	—	17	(17)	—	(224%	)	*		(221%)		*
Restructuring	51	(51)	—	52	(52)	—	(2%	)	*		3%		*
OPERATING INCOME	$3,542	$849	$4,391	$3,410	$836	$4,246	4%		3%		9%		7%

OPERATING MARGIN %	37%		46%	37%		46%	15 bp.		(4) bp.		70 b	p.	28 bp.
INCOME TAX EFFECTS (8)	$767	$234	$1,001	$650	$234	$884	18%		13%		24%		18%

NET INCOME	$2,502	$615	$3,117	$2,553	$602	$3,155	(2%	)	(1%	)	3%		3%
DILUTED EARNINGS PER SHARE	$0.56		$0.69	$0.56		$0.69	0%		1%		5%		5%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,505	—	4,505	4,600	—	4,600	(2%	)	(2%	)	(2%)		(2%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of November 30, 2014, approximately $6 million and $4 million in estimated revenues related to assumed cloud software-as-a-service and platform-as-a-service contracts will not be recognized for the remainder of fiscal 2015 and fiscal 2016, respectively, due to business combination accounting rules.

(4)	As of November 30, 2014, approximately $5 million and $2 million in estimated revenues related to assumed software license updates and product support contracts will not be recognized for the remainder of fiscal 2015 and fiscal 2016, respectively, due to business combination accounting rules.

(5)	As of November 30, 2014, approximately $1 million in estimated revenues related to hardware systems support contracts will not be recognized for each of the remainder of fiscal 2015 and fiscal 2016 due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended November 30, 2014			Three Months Ended November 30, 2013
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$43	$(43)	$—	$37	$(37)	$—
Cloud software-as-a-service and platform-as-a-service	3	(3)	—	2	(2)	—
Cloud infrastructure-as-a-service	1	(1)	—	1	(1)	—
Software license updates and product support	4	(4)	—	5	(5)	—
Hardware systems products	1	(1)	—	1	(1)	—
Hardware systems support	2	(2)	—	1	(1)	—
Services	9	(9)	—	6	(6)	—
Research and development	134	(134)	—	87	(87)	—
General and administrative	43	(43)	—	42	(42)	—

Subtotal	240	(240)	—	182	(182)	—

Acquisition related and other	1	(1)	—	1	(1)	—

Total stock-based compensation	$241	$(241)	$—	$183	$(183)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of November 30, 2014 was as follows:

Remainder of Fiscal 2015	$1,008
Fiscal 2016	1,574
Fiscal 2017	951
Fiscal 2018	806
Fiscal 2019	699
Fiscal 2020	549
Thereafter	1,580

Total intangible assets, net	$7,167

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 23.5% and 20.3% in the second quarter of fiscal 2015 and 2014, respectively, and an effective non-GAAP tax rate of 24.3% and 21.9% in the second quarter of fiscal 2015 and 2014, respectively. The differences between our GAAP and non-GAAP tax rates in the second quarter of fiscal 2015 and 2014 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2015 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2014	% of Revenues		2013	% of Revenues
REVENUES
New software licenses	$3,415	19%		$3,519	20%		(3%	)	(1%	)
Cloud software-as-a-service and platform-as-a-service	698	4%		513	3%		36%		37%
Cloud infrastructure-as-a-service	293	1%		206	1%		42%		42%
Software license updates and product support	9,499	52%		8,948	50%		6%		7%

Software and Cloud Revenues	13,905	76%		13,186	74%		5%		7%

Hardware systems products	1,295	7%		1,383	8%		(6%	)	(5%	)
Hardware systems support	1,204	7%		1,201	7%		0%		2%

Hardware Systems Revenues	2,499	14%		2,584	15%		(3%	)	(2%	)

Services Revenues	1,790	10%		1,877	11%		(5%	)	(3%	)

Total Revenues	18,194	100%		17,647	100%		3%		5%

OPERATING EXPENSES
Sales and marketing	3,603	20%		3,497	20%		3%		4%
Cloud software-as-a-service and platform-as-a-service	314	2%		206	1%		53%		53%
Cloud infrastructure-as-a-service	166	1%		148	1%		12%		13%
Software license updates and product support	568	3%		573	3%		(1%	)	1%
Hardware systems products	667	4%		699	4%		(5%	)	(3%	)
Hardware systems support	410	2%		423	2%		(3%	)	(2%	)
Services	1,455	8%		1,479	8%		(2%	)	0%
Research and development	2,718	15%		2,510	14%		8%		8%
General and administrative	547	3%		522	3%		5%		5%
Amortization of intangible assets	1,116	6%		1,172	7%		(5%	)	(5%	)
Acquisition related and other	4	0%		27	0%		(85%	)	(83%	)
Restructuring	120	0%		108	1%		11%		13%

Total Operating Expenses	11,688	64%		11,364	64%		3%		4%

OPERATING INCOME	6,506	36%		6,283	36%		4%		6%
Interest expense	(544)	(3%	)	(446)	(3%	)	22%		22%
Non-operating income, net	25	0%		29	0%		(16%	)	(18%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	5,987	33%		5,866	33%		2%		4%

Provision for income taxes	1,302	7%		1,122	6%		16%		19%

NET INCOME	$4,685	26%		$4,744	27%		(1%	)	1%

EARNINGS PER SHARE:
Basic	$1.06			$1.04
Diluted	$1.04			$1.02
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,434			4,571
Diluted	4,527			4,637

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the six months ended November 30, 2014 compared with the corresponding prior year period decreased our revenues by 2 percentage points, operating expenses by 1 percentage point and operating income by 2 percentage points.

ORACLE CORPORATION

Q2 FISCAL 2015 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2014 GAAP	Adj.	2014 Non-GAAP	2013 GAAP	Adj.	2013 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4) (5)	$18,194	$13	$18,207	$17,647	$18	$17,665	3%		3%		5%		5%

TOTAL SOFTWARE AND CLOUD REVENUES (3) (4)	$13,905	$11	$13,916	$13,186	$8	$13,194	5%		5%		7%		7%
New software licenses	3,415	—	3,415	3,519	—	3,519	(3%	)	(3%	)	(1%)		(1%	)
Cloud software-as-a-service and platform-as-a-service (3)	698	5	703	513	7	520	36%		35%		37%		36%
Cloud infrastructure-as-a-service	293	—	293	206	—	206	42%		42%		42%		42%
Software license updates and product support (4)	9,499	6	9,505	8,948	1	8,949	6%		6%		7%		8%
TOTAL HARDWARE SYSTEMS REVENUES (5)	$2,499	$2	$2,501	$2,584	$10	$2,594	(3%	)	(4%	)	(2%)		(2%	)
Hardware systems products	1,295	—	1,295	1,383	—	1,383	(6%	)	(6%	)	(5%)		(5%	)
Hardware systems support (5)	1,204	2	1,206	1,201	10	1,211	0%		0%		2%		1%

TOTAL OPERATING EXPENSES	$11,688	$(1,691)	$9,997	$11,364	$(1,685)	$9,679	3%		3%		4%		4%
Stock-based compensation (6)	451	(451)	—	378	(378)	—	19%		*		19%		*
Amortization of intangible assets (7)	1,116	(1,116)	—	1,172	(1,172)	—	(5%	)	*		(5%)		*
Acquisition related and other	4	(4)	—	27	(27)	—	(85%	)	*		(83%)		*
Restructuring	120	(120)	—	108	(108)	—	11%		*		13%		*
OPERATING INCOME	$6,506	$1,704	$8,210	$6,283	$1,703	$7,986	4%		3%		6%		5%

OPERATING MARGIN %	36%		45%	36%		45%	15 bp.		(12) bp.		44 b	p.	4 bp.
INCOME TAX EFFECTS (8)	$1,302	$467	$1,769	$1,122	$531	$1,653	16%		7%		19%		9%

NET INCOME	$4,685	$1,237	$5,922	$4,744	$1,172	$5,916	(1%	)	0%		1%		2%
DILUTED EARNINGS PER SHARE	$1.04		$1.31	$1.02		$1.28	1%		3%		4%		4%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,527	—	4,527	4,637	—	4,637	(2%	)	(2%	)	(2%)		(2%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of November 30, 2014, approximately $6 million and $4 million in estimated revenues related to assumed cloud software-as-a-service and platform-as-a-service contracts will not be recognized for the remainder of fiscal 2015 and fiscal 2016, respectively, due to business combination accounting rules.

(4)	As of November 30, 2014, approximately $5 million and $2 million in estimated revenues related to assumed software license updates and product support contracts will not be recognized for the remainder of fiscal 2015 and fiscal 2016, respectively, due to business combination accounting rules.

(5)	As of November 30, 2014, approximately $1 million in estimated revenues related to hardware systems support contracts will not be recognized for each of the remainder of fiscal 2015 and fiscal 2016 due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Six Months Ended November 30, 2014			Six Months Ended November 30, 2013
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$86	$(86)	$—	$77	$(77)	$—
Cloud software-as-a-service and platform-as-a-service	5	(5)	—	4	(4)	—
Cloud infrastructure-as-a-service	2	(2)	—	2	(2)	—
Software license updates and product support	9	(9)	—	11	(11)	—
Hardware systems products	3	(3)	—	3	(3)	—
Hardware systems support	3	(3)	—	3	(3)	—
Services	14	(14)	—	11	(11)	—
Research and development	242	(242)	—	184	(184)	—
General and administrative	87	(87)	—	83	(83)	—

Subtotal	451	(451)	—	378	(378)	—

Acquisition related and other	4	(4)	—	4	(4)	—

Total stock-based compensation	$455	$(455)	$—	$382	$(382)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of November 30, 2014 was as follows:

Remainder of Fiscal 2015	$1,008
Fiscal 2016	1,574
Fiscal 2017	951
Fiscal 2018	806
Fiscal 2019	699
Fiscal 2020	549
Thereafter	1,580

Total intangible assets, net	$7,167

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.7% and 19.1% in the first half of fiscal 2015 and 2014, respectively, and an effective non-GAAP tax rate of 23.0% and 21.9% in the first half of fiscal 2015 and 2014, respectively. The differences between our GAAP and non-GAAP tax rates in the first half of fiscal 2015 and 2014 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2015 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	November 30, 2014	May 31, 2014
ASSETS

Current Assets:
Cash and cash equivalents	$16,153	$17,769
Marketable securities	28,580	21,050
Trade receivables, net	4,326	6,087
Inventories	208	189
Deferred tax assets	907	914
Prepaid expenses and other current assets	1,866	2,129

Total Current Assets	52,040	48,138
Non-Current Assets:
Property, plant and equipment, net	3,169	3,061
Intangible assets, net	7,167	6,137
Goodwill	33,383	29,652
Deferred tax assets	427	837
Other assets	2,119	2,519

Total Non-Current Assets	46,265	42,206

TOTAL ASSETS	$98,305	$90,344

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$—	$1,508
Accounts payable	490	471
Accrued compensation and related benefits	1,546	1,940
Income taxes payable	440	416
Deferred revenues	6,816	7,269
Other current liabilities	2,693	2,785

Total Current Liabilities	11,985	14,389
Non-Current Liabilities:
Notes payable and other non-current borrowings	32,456	22,667
Income taxes payable	4,231	4,184
Other non-current liabilities	1,671	1,657

Total Non-Current Liabilities	38,358	28,508

Equity	47,962	47,447

TOTAL LIABILITIES AND EQUITY	$98,305	$90,344

ORACLE CORPORATION

Q2 FISCAL 2015 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Six Months Ended November 30,
	2014	2013
Cash Flows From Operating Activities:
Net income	$4,685	$4,744
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	324	302
Amortization of intangible assets	1,116	1,172
Deferred income taxes	(321)	(207)
Stock-based compensation	455	382
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	136	129
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(74)	(71)
Other, net	103	51
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,813	1,989
Decrease in inventories	14	13
Decrease in prepaid expenses and other assets	439	247
Decrease in accounts payable and other liabilities	(861)	(533)
Increase (decrease) in income taxes payable	191	(343)
Decrease in deferred revenues	(230)	(437)

Net cash provided by operating activities	7,790	7,438

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(17,514)	(18,558)
Proceeds from maturities and sales of marketable securities and other investments	10,153	13,955
Acquisitions, net of cash acquired	(5,122)	(1,748)
Capital expenditures	(426)	(279)

Net cash used for investing activities	(12,909)	(6,630)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(4,087)	(5,801)
Proceeds from issuances of common stock	900	765
Payments of dividends to stockholders	(1,070)	(1,099)
Proceeds from borrowings, net of issuance costs	9,945	5,566
Repayments of borrowings	(1,500)	—
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	74	71
Distributions to noncontrolling interests	(196)	(28)

Net cash provided by (used for) financing activities	4,066	(526)

Effect of exchange rate changes on cash and cash equivalents	(563)	(1)

Net (decrease) increase in cash and cash equivalents	(1,616)	281

Cash and cash equivalents at beginning of period	17,769	14,613

Cash and cash equivalents at end of period	$16,153	$14,894

ORACLE CORPORATION

Q2 FISCAL 2015 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2014				Fiscal 2015
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$14,845	$15,196	$15,029	$14,921	$15,357	$15,273

Capital Expenditures (2)	(664)	(578)	(609)	(580)	(628)	(727)

Free Cash Flow	$14,181	$14,618	$14,420	$14,341	$14,729	$14,546

% Growth over prior year	6%	14%	11%	6%	4%	0%
GAAP Net Income	$11,082	$11,054	$11,115	$10,955	$10,948	$10,896

Free Cash Flow as a % of Net Income	128%	132%	130%	131%	135%	133%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Derived from capital expenditures as reported in cash flows from investing activities as per our consolidated statements of cash flows presented in accordance with GAAP.

ORACLE CORPORATION

Q2 FISCAL 2015 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2014										Fiscal 2015
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
REVENUES

New software licenses	$1,399		$2,121		$2,128		$3,769		$9,416		$1,370		$2,045				$3,415
Cloud software-as-a-service and platform-as-a-service	254		259		287		322		1,121		337		361				698
Cloud infrastructure-as-a-service	109		97		121		128		456		138		155				293
Software license updates and product support	4,431		4,516		4,564		4,695		18,206		4,731		4,768				9,499

Software and Cloud Revenues	6,193		6,993		7,100		8,914		29,199		6,576		7,329				13,905
Hardware systems products	669		714		725		870		2,976		578		717				1,295
Hardware systems support	592		609		598		596		2,396		587		617				1,204

Hardware Systems Revenues	1,261		1,323		1,323		1,466		5,372		1,165		1,334				2,499
Services Revenues	918		959		884		940		3,704		855		935				1,790

Total Revenues	$8,372		$9,275		$9,307		$11,320		$38,275		$8,596		$9,598				$18,194

AS REPORTED REVENUE GROWTH RATES
New software licenses	2%		(2%	)	1%		0%		0%		(2%	)	(4%	)			(3%	)
Cloud software-as-a-service and platform-as-a-service	25%		19%		24%		25%		23%		32%		39%				36%
Cloud infrastructure-as-a-service	(9%	)	(15%	)	10%		13%		0%		26%		60%				42%
Software license updates and product support	7%		6%		5%		7%		6%		7%		6%				6%
Software and Cloud Revenues	6%		3%		5%		4%		5%		6%		5%				5%

Hardware systems products	(14%	)	(3%	)	8%		2%		(2%	)	(14%	)	0%				(6%	)
Hardware systems support	3%		4%		5%		2%		4%		(1%	)	1%				0%
Hardware Systems Revenues	(7%	)	0%		7%		2%		0%		(8%	)	1%				(3%	)
Services Revenues	(8%	)	(5%	)	(5%	)	(4%	)	(5%	)	(7%	)	(3%	)			(5%	)

Total Revenues	2%		2%		4%		3%		3%		3%		3%				3%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	5%		0%		3%		(1%	)	1%		(2%	)	0%				(1%	)
Cloud software-as-a-service and platform-as-a-service	26%		20%		25%		25%		24%		32%		41%				37%
Cloud infrastructure-as-a-service	(7%	)	(14%	)	11%		13%		1%		25%		62%				42%
Software license updates and product support	8%		7%		7%		6%		7%		6%		9%				7%
Software and Cloud Revenues	8%		5%		6%		4%		5%		6%		8%				7%
Hardware systems products	(13%	)	(2%	)	10%		3%		(1%	)	(14%	)	4%				(5%	)
Hardware systems support	5%		5%		7%		2%		5%		(2%	)	5%				2%
Hardware Systems Revenues	(6%	)	1%		9%		3%		2%		(8%	)	4%				(2%	)

Services Revenues	(6%	)	(3%	)	(3%	)	(3%	)	(4%	)	(8%	)	1%				(3%	)
Total Revenues	4%		3%		6%		3%		4%		2%		7%				5%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,517		$4,995		$4,953		$5,857		$20,323		$4,620		$5,221				$9,841
Europe, Middle East & Africa	2,439		2,817		2,923		3,768		11,946		2,589		2,911				5,500
Asia Pacific	1,416		1,463		1,431		1,695		6,006		1,387		1,466				2,853

Total Revenues	$8,372		$9,275		$9,307		$11,320		$38,275		$8,596		$9,598				$18,194

HEADCOUNT
GEOGRAPHIC AREA
Americas	53,465		53,073		53,799		53,827				54,073		57,243
Europe, Middle East & Africa	23,349		23,178		23,350		23,339				23,349		26,997
Asia Pacific	45,513		45,617		45,561		45,108				45,496		46,312

Total Company	122,327		121,868		122,710		122,274				122,918		130,552

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014 and 2013 for the fiscal 2015 and fiscal 2014 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q2 FISCAL 2015 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2014										Fiscal 2015
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
AMERICAS

Software and cloud revenues	$3,434		$3,808		$3,847		$4,649		$15,737		$3,614		$4,044				$7,657

Hardware systems revenues	$640		$694		$655		$747		$2,736		$583		$716				$1,300

AS REPORTED GROWTH RATES
Software and cloud revenues	9%		5%		5%		(1%	)	4%		5%		6%				6%
Hardware systems revenues	(2%	)	7%		14%		3%		5%		(9%	)	3%				(3%	)
CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	9%		6%		7%		1%		5%		6%		8%				7%
Hardware systems revenues	(1%	)	8%		16%		5%		6%		(8%	)	5%				(2%	)

EUROPE / MIDDLE EAST / AFRICA
Software and cloud revenues	$1,816		$2,155		$2,245		$3,032		$9,249		$1,992		$2,234				$4,227

Hardware systems revenues	$358		$372		$403		$440		$1,572		$338		$380				$717

AS REPORTED GROWTH RATES
Software and cloud revenues	7%		8%		8%		15%		10%		10%		4%				6%
Hardware systems revenues	(11%	)	(5%	)	3%		7%		(1%	)	(6%	)	2%				(2%	)

CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	4%		6%		6%		10%		7%		7%		9%				8%
Hardware systems revenues	(13%	)	(6%	)	2%		3%		(3%	)	(7%	)	8%				0%

ASIA PACIFIC

Software and cloud revenues	$943		$1,030		$1,008		$1,233		$4,213		$970		$1,051				$2,021

Hardware systems revenues	$263		$257		$265		$279		$1,064		$244		$238				$482

AS REPORTED GROWTH RATES
Software and cloud revenues	(3%	)	(9%	)	(5%	)	0%		(4%	)	3%		2%				2%
Hardware systems revenues	(12%	)	(9%	)	(3%	)	(4%	)	(7%	)	(8%	)	(7%	)			(7%	)
CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	8%		0%		3%		3%		3%		2%		7%				5%
Hardware systems revenues	(5%	)	(3%	)	3%		(3%	)	(2%	)	(8%	)	(3%	)			(6%	)

TOTAL COMPANY
Software and cloud revenues	$6,193		$6,993		$7,100		$8,914		$29,199		$6,576		$7,329				$13,905

Hardware systems revenues	$1,261		$1,323		$1,323		$1,466		$5,372		$1,165		$1,334				$2,499

AS REPORTED GROWTH RATES
Software and cloud revenues	6%		3%		5%		4%		5%		6%		5%				5%
Hardware systems revenues	(7%	)	0%		7%		2%		0%		(8%	)	1%				(3%	)

CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	8%		5%		6%		4%		5%		6%		8%				7%
Hardware systems revenues	(6%	)	1%		9%		3%		2%		(8%	)	4%				(2%	)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014 and 2013 for the fiscal 2015 and fiscal 2014 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q2 FISCAL 2015 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software-as-a-service and platform-as-a-service, software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software-as-a-service and platform-as-a-service contracts, software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software-as-a-service and platform-as-a-service revenues, software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software-as-a-service and platform-as-a-service and hardware systems support contracts; however, we cannot be certain that our customers will renew our cloud software-as-a-service and platform-as-a-service contracts, software license updates and product support contracts or our hardware systems support contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.